UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007 (December 14, 2007)

GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-30303	84-1255846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3095 S. Parker Rd., Suite 200, Aurora, CO	80014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 213-1287

3095 S. Parker Road, Suite 200, Aurora, Colorado 80014
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 14, 2007, Spencer Edwards, Inc. filed form 15c2-11 with the National Association of Securities Dealers (“NASD”) to act as the exclusive market-maker for the common stock of Global Clean Energy, Inc. Market makers must complete a form 15c2-11 to initiate quotations in the OTC Bulletin Board Service, the Pink Sheets, or any other comparable quotation medium. The Company is currently waiting to be provided with a ticker symbol and for Spencer Edwards to receive NASD approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY, INC.

Signature: /s/ Kenneth Adessky
Name: Kenneth Adessky
Title: Chief Financial Officer

Dated: December 19, 2007